                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 9, 1997
                                                        -------------------
                                THE GEON COMPANY
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Delaware                     1-11804                        34-1730488
-------------------------------------------------------------------------------
    (State or other              (Commission                (IRS Employer
    jurisdiction of             File Number)                Identification No.)
    incorporation)

          One Geon Center, Avon Lake, Ohio                    44012
          ---------------------------------------------------------
     (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code     216-930-1241
                                                          -------------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events
-------     ------------

The Geon Company announced that the Company's wholly-owned subsidiary, 1250828 Ontario Inc., has mailed an Offer to Purchase for all the voting and non-voting shares to the shareholders of Synergistics Industries Limited. The offer price for the voting and non-voting shares is $22.00 (CDN) per share, payable in cash.

Item 7(c)   Financial Statements, Pro Forma Financial Information and Exhibits
---------   ------------------------------------------------------------------

Exhibit 99.1 Press Release of October 9, 1997 announcing the making of a take-over bid for Synergistics Industries.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TBE GEON COMPANY

                                By /s/Gregory L. Rutman
                                  ----------------------
                                      Gregory L. Rutman
                                      Secretary

Dated October 9, 1997